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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report dated April 9, 2001 included in this Form 10-KSB, into Big Buck's previously filed Registration Statement File Nos. 333-03548, 333-29149, 333-29151, 333-34731, 333-71161, 333-91775 and 333-34052.

                                        /s/ Plante & Moran, LLP

Grand Rapids, Michigan
April 9, 2001